SCHEDULE 14A
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(A) of the Securities
                              Exchange Act of 1934


Filed by the Registrant                        [X]

Filed by a Party other than the Registrant     [ ]
                  Check the appropriate box:


    Preliminary Proxy Statement                    [ ] Confidential, for Use of
                                                       the Commission Only
                                                       (as permitted by
                                                       Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive additional materials
[ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12


                                AARP GROWTH TRUST
      (Name of Registrant as Specified in Its Charter/Declaration of Trust)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

                  Payment of filing fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

[ ] Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identity the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)  Amount previously paid:

(2)  Form, Schedule or Registration Statement no.:

(3)  Filing Party:

(4)  Date Filed:

                           AARP U.S. STOCK INDEX FUND
                                AARP Growth Trust

                         ------------------------------


                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD OCTOBER 13, 1999


     A Special Meeting of shareholders of AARP U.S. Stock Index Fund (the "Fund") will be held at the offices of Scudder Kemper Investments, Inc. ("Scudder Kemper"), 13th Floor, Two International Place, Boston, Massachusetts 02110 on October 13, 1999 at 9:30 a.m. Eastern time (the "Special Meeting"). The Fund is a series of AARP Growth Trust (the "Trust"), an open-end management investment company organized under the laws of the Commonwealth of Massachusetts.


     The Special Meeting is being held to consider and vote on the following matter for the Fund, as indicated below and more fully described under "Proposal" in the accompanying Proxy Statement, and such other matters as may properly come before the meeting or any adjournments thereof:

PROPOSAL: To approve or disapprove a new subadvisory agreement between Scudder
                Kemper and Bankers Trust Company ("Bankers Trust").

     The appointed proxies will vote in their discretion on any other business as may properly come before the Special Meeting or any adjournment thereof.

     THE NEW SUBADVISORY AGREEMENT (THE "NEW SUBADVISORY AGREEMENT") BETWEEN SCUDDER KEMPER AND BANKERS TRUST WILL CONTAIN SUBSTANTIALLY THE SAME TERMS AND CONDITIONS, EXCEPT FOR THE DATES OF EXECUTION AND TERMINATION, AS THE FORMER SUBADVISORY AGREEMENT BETWEEN SCUDDER KEMPER AND BANKERS TRUST PURSUANT TO WHICH SERVICES WERE PROVIDED TO THE FUND. AS MORE FULLY DISCUSSED IN THE ACCOMPANYING PROXY STATEMENT, APPROVAL OF THE NEW SUBADVISORY AGREEMENT, WHICH PROVIDES FOR THE SAME SERVICES TO BE PROVIDED BY BANKERS TRUST AT THE SAME FEES AS THE FORMER SUBADVISORY AGREEMENT, IS GENERALLY REQUIRED DUE TO THE MERGER OF CIRCLE ACQUISITION CORPORATION, A WHOLLY-OWNED SUBSIDIARY OF DEUTSCHE BANK AG, WITH AND INTO BANKERS TRUST CORPORATION, THE PARENT COMPANY OF BANKERS TRUST.


     The close of business on August 17, 1999 has been fixed as the record date for the determination of the shareholders of the Fund entitled to notice of, and to vote at, the Special Meeting. You are cordially invited to attend the Special Meeting.

     This notice and related proxy material are first being mailed to shareholders on or about September 2, 1999. This proxy is being solicited on behalf of the Board of Trustees of the Trust.

By order of the Board of Trustees,



/s/ Kathryn L. Quirk
--------------------


Kathryn L. Quirk
Secretary

September 2, 1999

     IMPORTANT -- WE URGE YOU TO SIGN AND DATE THE ENCLOSED PROXY CARD AND TO RETURN IT IN THE ENCLOSED ADDRESSED ENVELOPE WHICH REQUIRES NO POSTAGE AND IS INTENDED FOR YOUR CONVENIENCE. YOUR PROMPT RETURN OF THE ENCLOSED PROXY CARD MAY SAVE THE NECESSITY AND EXPENSE OF FURTHER SOLICITATIONS TO ENSURE A QUORUM AT THE SPECIAL MEETING. IF YOU CAN ATTEND THE SPECIAL MEETING AND WISH TO VOTE YOUR SHARES IN PERSON AT THAT TIME, YOU WILL BE ABLE TO DO SO.

                           AARP U.S. STOCK INDEX FUND
                                AARP Growth Trust


                             Two International Place
                           Boston, Massachusetts 02110

                         ------------------------------


                                 PROXY STATEMENT

     This Proxy Statement ("Proxy Statement") is being furnished in connection with the solicitation of proxies by the Board of Trustees (the "Board") of AARP Growth Trust (the "Trust") for use at the Special Meeting of Shareholders of AARP U.S. Stock Index Fund (the "Fund"), a series of the Trust, to be held at the offices of Scudder Kemper Investments, Inc. ("Scudder Kemper"), 13th Floor, Two International Place, Boston, Massachusetts 02110 on October 13, 1999 at 9:30 a.m., Eastern time and at any and all adjournments thereof (the "Special Meeting").

     This Proxy Statement, the Notice of Special Meeting and the accompanying proxy card ("Proxy") are expected to be mailed to shareholders on or about September 2, 1999. Any shareholder giving a Proxy has the power to revoke it by mail (addressed to the Secretary at the principal executive office of the Fund, c/o Scudder Kemper Investments, Inc., 13th Floor, Two International Place, Boston, Massachusetts 02110) or in person at the Special Meeting, by executing a superseding Proxy or by submitting a notice of revocation to the Fund. All properly executed proxies received in time for the Special Meeting will be voted as specified in the Proxy or, if no specification is made, in favor of the Proposal referred to in the Proxy Statement.


     For simplicity, actions are described in this Proxy Statement as being taken by the Fund, although all actions are actually taken by the Trust on behalf of the Fund.

     The Special Meeting is being held to consider and vote on the following matter and such other matters as may properly come before the Special Meeting:

PROPOSAL: To approve or disapprove a new subadvisory agreement between Scudder
          Kemper and Bankers Trust Company ("Bankers Trust").

     The appointed proxies will vote in their discretion on any other business that may properly come before the Special Meeting or any adjournment thereof.

     The presence at the Special Meeting, in person or by proxy, of the holders of a majority of the shares of the Fund entitled to be cast shall be necessary and sufficient to constitute a quorum for the transaction of business. In the event that the necessary quorum to transact business or the vote required to approve the Proposal is not obtained at the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special Meeting in accordance with applicable law to permit further solicitation of proxies with respect to the Proposal. Any such adjournment will require the affirmative vote of the holders of a majority of the Fund's shares present in person or by proxy at the Special Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Proposal and will vote against any such adjournment those proxies to be voted against the Proposal. For purposes of determining the presence of a quorum for transacting business at the Special Meeting, abstentions and broker "non-votes" will be treated as shares that are present but which have not been voted. Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter. Accordingly, shareholders are urged to forward their voting instructions promptly.

     The Proposal requires the affirmative vote of a "majority of the outstanding voting securities" of the Fund. The term "majority of the outstanding voting securities," as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), and as used in this Proxy Statement, means the affirmative vote of the lesser of (1) 67% of the voting securities of the Fund present at the meeting if more than 50% of the outstanding voting securities of the Fund are present in person or by proxy or (2) more than 50% of the outstanding voting securities of the Fund.

     Abstentions and broker non-votes will have the effect of a "no" vote on the Proposal, which requires the approval of a specified percentage of the outstanding shares of the Fund or of such shares present at the meeting.


     Holders of record of the shares of the Fund at the close of business on August 17, 1999 (the "Record Date"), as to any matter on which they are entitled to vote, will be entitled to one vote per share on all business of the Special Meeting. As of August 17, 1999 there were 22,427,896 outstanding shares of the Fund.

     As of August 17, 1999, 1,836,915 shares in the aggregate, or 8.19% of the outstanding shares of the Fund, were held in the name of State Street Bank & Trust Company, Custodian for AARP Managed Investment Portfolios Trust for: AARP Diversified Growth Portfolio, One Heritage Drive, Quincy, Massachusetts 02171, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein. To the best of the Trust's knowledge, as of August 17, 1999, no other person owned beneficially more than 5% of the Fund's outstanding shares.

     To the best of the Trust's knowledge, as of August 17, 1999 the Trustees and officers of the Trust collectively owned less than 1% of the outstanding shares of the Fund.

     THE FUND PROVIDES PERIODIC REPORTS TO ALL OF ITS SHAREHOLDERS WHICH HIGHLIGHT RELEVANT INFORMATION, INCLUDING INVESTMENT RESULTS AND A REVIEW OF PORTFOLIO CHANGES. YOU MAY RECEIVE AN ADDITIONAL COPY OF THE MOST RECENT ANNUAL REPORT FOR THE FUND AND A COPY OF ANY MORE RECENT SEMI-ANNUAL REPORT, WITHOUT CHARGE, BY CALLING 800-225-2470 OR WRITING THE FUND, C/O SCUDDER KEMPER INVESTMENTS, INC., 13TH FLOOR, TWO INTERNATIONAL PLACE, BOSTON, MASSACHUSETTS 02110.

                 PROPOSAL: APPROVAL OF NEW SUBADVISORY AGREEMENT
                    BETWEEN SCUDDER KEMPER AND BANKERS TRUST


Introduction


     Scudder Kemper acts as the investment manager to the Fund pursuant to an investment management agreement entered into by the Fund and Scudder Kemper on September 7, 1998. Scudder Kemper has retained Bankers Trust as subadviser to the Fund to provide subadvisory services relating to the management of the Fund. The subadvisory arrangement was previously established pursuant to a subadvisory agreement dated September 7, 1998 (the "Former Subadvisory Agreement").


     As described in more detail below, the shareholders of the Fund are being asked to approve a new subadvisory agreement between Scudder Kemper and Bankers Trust (the "New Subadvisory Agreement" and, together with the Former Subadvisory Agreement, the "Subadvisory Agreements"). The Former Subadvisory Agreement may have been deemed to have been automatically terminated upon the merger of Bankers Trust and Deutsche Bank A.G. ("Deutsche Bank") that is described below.


The Merger

     Bankers Trust is a wholly-owned subsidiary of Bankers Trust Corporation ("BT Corporation"), a registered bank holding company organized under the laws of the State of New York. BT Corporation is located at 130 Liberty Street, New York, NY 10006. On November 30, 1998, BT Corporation, Deutsche Bank and Circle Acquisition Corporation, a wholly-owned subsidiary of Deutsche Bank ("Circle Corporation"), entered into a merger agreement (the "Merger Agreement"). Pursuant to the terms of the Merger Agreement, Circle Corporation merged with and into BT Corporation on June 4, 1999, with BT Corporation continuing as the surviving entity (the "Merger"). Since the Merger, Bankers Trust, along with its affiliates, has continued to offer the range of financial products and services, including investment advisory services, that it offered prior to the Merger.


Impact of the Merger on the Former Subadvisory Agreement

     Section 15(a) of the 1940 Act provides, in pertinent part, that "[i]t shall be unlawful for any person to serve or act as investment adviser of a registered investment company, except pursuant to a written contract, which contract, whether with such registered company or with an investment adviser of such registered company, has been approved by the vote of a majority of the outstanding voting securities of such registered company . . . . ." Section
15(a)(4) of the 1940 Act further requires that such written contract provide for automatic termination in the event of its assignment. Section 2(a)(4) of the 1940 Act defines "assignment" to include any direct or indirect transfer of a contract by the assignor.

     While it may be argued otherwise, consummation of the Merger may have resulted in an "assignment" of the Former Subadvisory Agreement within the meaning of the 1940 Act, terminating the agreement according to its terms and the 1940 Act as of June 4, 1999. Specifically, as Bankers Trust is a wholly-owned subsidiary of BT Corporation, the merger of Circle Corporation with and into BT Corporation could be deemed to have resulted in a change in control of Bankers Trust and, consequently, an "assignment" of the Former Subadvisory Agreement with Banker Trust. Accordingly, the New Subadvisory Agreement was approved by the Board and is now being proposed for approval by shareholders of the Fund.


     THE NEW SUBADVISORY AGREEMENT IS SUBSTANTIALLY IDENTICAL TO THE FORMER SUBADVISORY AGREEMENT, EXCEPT FOR THE DATES OF EXECUTION AND TERMINATION, AND INITIAL TERM. The material terms of the Subadvisory Agreements are described under "Description of Subadvisory Agreements." The New Subadvisory Agreement is attached hereto as Exhibit A and descriptions of the Subadvisory Agreements below are qualified in their entirety by reference to Exhibit A.



Description of Subadvisory Agreements


     Under the terms of the New Subadvisory Agreement, as under the Former Subadvisory Agreement, Bankers Trust provides subadvisory services relating to the management of the Fund's assets, including developing and implementing an investment program and strategy appropriate for the Fund to meet its stated investment objective and placing orders for execution of the Fund's portfolio transactions. Bankers Trust is required to provide transaction reports to Scudder Kemper and must report to the Board and Scudder Kemper upon request and at the time of any change in investment strategy or tactics. In placing orders for portfolio transactions on behalf of the Fund, Bankers Trust is authorized to cause the Fund to pay to an unaffiliated broker or dealer commissions that may be higher than those that might be charged by another broker or dealer if such higher commissions are considered by Bankers Trust to be reasonable in relation to the value of the research and brokerage services obtained.

     The fees payable to Bankers Trust under the New Subadvisory Agreement, as under the Former Subadvisory Agreement, are calculated monthly and paid quarterly at an annual rate of 0.07% of the first $100 million of the Fund's average daily net assets, 0.03% of the next $100 million of such assets, and 0.01% of such average daily net assets in excess of $200 million, with a minimum annual fee of $75,000. Due to a discount agreed to by Bankers Trust, fees paid to Bankers Trust during the Fund's fiscal year ended September 30, 1998 totaled $71,250.


     The Former Subadvisory Agreement was initially approved by the Board, including a majority of the Trustees who are not "interested persons" ("Non-Interested Trustees") of the Trust (as defined under the 1940 Act) at their meeting on

August 4, 1998 and was subsequently approved by the shareholders of the Fund at a meeting on October 20, 1998.

     The New Subadvisory Agreement. The New Subadvisory Agreement, which is currently in effect, is dated the date of the Merger, which was consummated on June 4, 1999. If shareholders approve the New Subadvisory Agreement, the agreement will remain in effect for an initial term ending on August 31, 2000, and may continue thereafter from year to year only if specifically approved at least annually by the vote of "a majority of the outstanding voting securities" of the Fund, or by the Board and, in either event, the vote of a majority of the Non-Interested Trustees, cast in person at a meeting called for such purpose. In the event that shareholders of the Fund do not approve the New Subadvisory Agreement, it will terminate. In such event, the Board will take such action as it deems to be in the best interests of the Fund and its shareholders.


The Exemptive Order


     On May 25, 1999, Bankers Trust was granted an exemptive order (the "Exemptive Order") by the Securities and Exchange Commission (the "Commission") permitting implementation without obtaining prior shareholder approval of the New Subadvisory Agreement during an interim period beginning on the date the merger was consummated (i.e. June 4, 1999) and continuing for a period of up to 150 days following such date, but in no event later than November 30, 1999. Under the terms of the Exemptive Order, Bankers Trust is allowed to receive advisory fees pursuant to the New Subadvisory Agreement, provided that these fees are held in escrow pending shareholder approval of the New Subadvisory Agreement. In accordance with the Exemptive Order, the advisory fees charged to the Fund and paid to Bankers Trust, as applicable, under the New Subadvisory Agreement will be held in an interest bearing escrow account and the Fund expects to deposit these fees in escrow until approval of the New Subadvisory Agreement by the shareholders of the Fund has been obtained. If the New Subadvisory Agreement is not approved by the shareholders, the advisory fees held in escrow with respect to the agreement will be paid over to the Fund.



Differences Between the Former and New Subadvisory Agreements


     The New Subadvisory Agreement is substantially identical to the Former Subadvisory Agreement, except for the dates of execution and termination, and the initial term. The advisory fee rate charged to the Fund under the Former Subadvisory Agreement continues to apply under the New Subadvisory Agreement. Bankers Trust has advised the Fund that several of its senior investment management personnel have departed Bankers Trust since the Merger. However, Bankers Trust has advised the Fund that it can expect to continue to receive the same level and quality of services under the New Subadvisory Agreement as it received under the Former Subadvisory Agree-ment. Bankers Trust has represented to the Board that in the event of any material change in the investment management personnel of Bankers Trust, Bankers Trust will apprise and consult with the Board to ensure that the Board, including a majority of the Board's Non-Interested Trustees, is satisfied that the services provided by Bankers Trust will not be diminished in scope and quality.



Information Concerning Bankers Trust

     Bankers Trust is a bank and, therefore, not required to register as an investment adviser under the Investment Advisers Act of 1940, as amended. Bankers Trust provides a broad range of commercial banking and financial services, including originating loans and other forms of credit, accepting deposits and arranging financings. In addition to providing investment advisory services to the Fund, Bankers Trust serves as investment adviser and sub-adviser to 64 other investment companies. (See Appendix 1 for the fees and other information regarding investment companies advised by Bankers Trust that have investment objectives similar to those of the Fund.) As of March 31, 1999, Bankers Trust and its affiliates had over $313 billion in assets under management.


     The names, business addresses and principal occupations of the current directors and the principal executive officer of Bankers Trust are set forth below.



Name, Position with
Bankers Trust, and Address                      Principal Occupation
--------------------------                      --------------------
Josef Ackermann                         Member, Board of Managing Directors
Chairman of the Board,                  Deutsche Bank A.G.
Chief Executive Officer
and President, Bankers Trust Company
Taunusanlage 12
D-60262 Frankfurt am Main
Federal Republic of Germany

Hans Angermueller                       Shearman & Sterling, of counsel
Director
599 Lexington Avenue
New York, NY 10022

George B. Beitzel                       Member, Board of Directors of:
Director                                Computer Task Group, Inc.
29 King Street                          Phillips Petroleum Company
Chappaqua, NY 10514-3432                TIG Holdings Inc.

Name, Position with
Bankers Trust, and Address             Principal Occupation
--------------------------             --------------------
William R. Howell               Chairman Emeritus, J.C. Penney
Director                        Company, Inc.
P.O. Box 10001                  Member, Board of Directors/Trustees of:
Dallas, TX 75301-1109           Exxon Corporation
                                Halliburton Company
                                National Organization on Disability
                                National Retail Federation
                                Southern Methodist University
                                (Chairman)
                                Warner-Lambert Company

Hermann-Josef Lamberti          Member, Board of Managing Directors
Director                        Deutsche Bank A.G.
Taunusanlage 12
D-60262 Frankfurt am Main
Federal Republic of Germany

John A. Ross                    Regional Chief Executive Officer
Director                        Deutsche Bank Americas Holding
31 West 52nd Street             Corp.
New York, New York 10019

Ronaldo H. Schmitz              Member, Board of Managing Directors
Director                        Deutsche Bank A.G.
Taunusanlage 12
D-60262 Frankfurt am Main
Federal Republic of Germany

Brokerage Commissions on Portfolio Transactions

     There were no brokerage commissions paid by the Fund to "affiliated brokers" (as defined in Schedule 14A under the Securities Exchange Act of 1934, as amended) for the most recently completed fiscal year.


Section 15(f) of the 1940 Act

     Section 15 of the 1940 Act provides that when a change of control of an investment adviser to an investment company occurs, the investment adviser or any of its affiliated persons may receive an amount or benefit in connection therewith as long as two conditions are satisfied.

     First, no "unfair burden" may be imposed on the investment company as a result of the transaction relating to the change of control, or any express or implied terms, conditions or understandings applicable thereto. As defined in the 1940 Act, the term "unfair burden" includes any arrangement during the two
(2) year period after the change in control whereby the investment adviser (or predecessor or successor adviser), or any "interested person" (as defined in the 1940 Act) of such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services), or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such company). The Board has been advised by Bankers Trust that there are no circumstances arising from the Merger that might result in an unfair burden being imposed on the Fund.


     The second condition is that, during the three (3) year period immediately following the Merger, at least 75% of the members of the Board must not be "interested persons" of Bankers Trust within the meaning of the 1940 Act. All current members of the Board are not "interested persons" of Bankers Trust.



Additional Information


     On March 11, 1999, Bankers Trust announced that it had reached an agreement with the United States Attorney's Office in the Southern District of New York to resolve an investigation concerning inappropriate transfers of unclaimed funds and related record-keeping problems that occurred between 1994 and early 1996. Bankers Trust pleaded guilty to misstating entries in the bank's books and records and agreed to pay $63.5 million in fines to state and federal authorities. On July 26, 1999, the federal criminal proceedings were concluded with Bankers Trust's formal sentencing. The events leading up to the guilty pleas did not arise out of the investment advisory or mutual fund management activities of Bankers Trust or its affiliates.

     As a result of the plea, absent an order from the Commission, Bankers Trust would not be able to continue to provide investment advisory services to the Fund. The Commission has granted Bankers Trust a temporary order under Section 9(c) of the 1940 Act to permit Bankers Trust and its affiliates to continue to provide investment advisory services to registered investment companies, and Bankers Trust, pursuant to Section 9(c) of the 1940 Act, has filed an application for a permanent order. However, there is no assurance that the Commission will grant a permanent order. If the Commission refuses to grant a permanent order, shareholders will receive additional proxy materials requesting approval to release any amount held in escrow up to the time of the refusal and such other action as deemed appropriate by the Trustees of the Trust.



Recommendation of the Trust's Board

     The New Subadvisory Agreement was reviewed and approved by the Trustees, including a majority of the Non-Interested Trustees, of the Trust at their meeting on June 23, 1999, to continue until August 31, 2000. In determining to approve the New Subadvisory Agreement and to recommend it for approval by shareholders of the Fund, the Trustees considered information and factors they deemed relevant, including information concerning the growth and performance of the Fund since its inception on

February 1, 1997, as well as information on Bankers Trust's historic performance in managing index funds compared to other comparable index funds and its strategy in designing and managing the Fund. They also considered the fees payable by the Fund for investment advisory and subadvisory services relative to those paid by other comparable funds. In addition, the Board, including the Non-Interested Trustees, was apprised of the guilty pleas discussed above and the exemptive relief sought by Bankers Trust.

     THEREFORE, AFTER CAREFUL CONSIDERATION, THE BOARD OF THE TRUST, INCLUDING THE NON-INTERESTED TRUSTEES, RECOMMENDS THAT THE SHAREHOLDERS OF THE FUND VOTE "FOR" THE APPROVAL OF THE NEW SUBADVISORY AGREEMENT AS SET FORTH IN THE PROPOSAL.

     IF THE NEW SUBADVISORY AGREEMENT IS APPROVED BY THE SHAREHOLDERS OF THE FUND, THE AGREEMENT WILL CONTINUE IN EFFECT AS DESCRIBED ABOVE. IF THE NEW SUBADVISORY AGREEMENT IS NOT APPROVED BY THE SHAREHOLDERS, THE ADVISORY FEES HELD IN ESCROW WITH RESPECT TO THE NEW SUBADVISORY AGREEMENT WILL BE PAID OVER TO THE FUND. IN SUCH EVENT, THE BOARD OF THE TRUST WILL CONSIDER WHAT OTHER ACTION IS APPROPRIATE BASED UPON THE INTERESTS OF THE FUND'S SHAREHOLDERS.


     THE BOARD OF THE TRUST, INCLUDING THE NON-INTERESTED TRUSTEES, RECOMMENDS THAT THE SHAREHOLDERS OF THE FUND VOTE "FOR" APPROVAL OF THE PROPOSAL. ANY UNMARKED PROXIES WILL BE SO VOTED.


                            ADDITIONAL INFORMATION


General

     The cost of preparing, printing and mailing the enclosed Proxy and Proxy Statement and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter, telephone or telegraph, will be paid by Bankers Trust. In addition to solicitation by mail, certain officers and representatives of the Trust, officers and employees of Scudder Kemper and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram or personally.


     Shareholder Communication Corporation ("SCC") has been engaged to assist in the solicitation of proxies, at a total estimated cost of $3,500. As the Special Meeting date approaches, certain shareholders of the Fund may receive a telephone call from a representative of SCC if their votes have not yet been received. Authorization to permit SCC to execute proxies may be obtained by telephonically transmitted instructions from shareholders of the Fund. Proxies that are obtained telephonically will be recorded in accordance with the procedures set forth below. The Trustees believe that these procedures are reasonably designed to ensure that the identity of the shareholder casting the vote is accurately determined and that the voting instructions of the shareholder are accurately determined.

     In all cases where a telephonic proxy is solicited, the SCC representative is required to ask for each shareholder's full name, address, social security or employer identification number, title (if the shareholder is authorized to act on behalf of an entity, such as a corporation), and the number of shares owned, and to confirm that the shareholder has received the proxy materials in the mail. If the information solicited agrees with the information provided to SCC, then the SCC representative has the responsibility to explain the process, read the Proposal on the proxy card, and ask for the shareholder's instructions on the Proposal. The SCC representative, although he or she is permitted to answer questions about the process, is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in the Proxy Statement. SCC will record the shareholder's instructions on the card. Within 72 hours, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call SCC immediately if his or her instructions are not correctly reflected in the confirmation.

     If a shareholder wishes to participate in the Special Meeting, but does not wish to give a proxy by telephone, the shareholder may still submit the Proxy originally sent with the Proxy Statement or attend in person. Should shareholders require additional information regarding the proxy or replacement proxy cards, they may contact SCC toll-free at 1-800-248-2681. Any proxy given by a shareholder, whether in writing or by telephone, is revocable until voted at the Special Meeting.


     Scudder Investor Services, Inc., Two International Place, Boston, Massachusetts 02110, is the Fund's principal underwriter. Scudder Kemper, in addition to acting as the investment manager, provides administrative services to the Fund.



Proposals of Shareholders


     Meetings of shareholders of the Fund are not held on an annual or other regular basis. Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting subsequent to the Special Meeting, if any, should send their written proposals to the Secretary of the Trust, c/o Scudder Kemper Investments, Inc., 13th Floor, Two International Place, Boston, Massachusetts 02110, within a reasonable time before the solicitation of proxies for such meeting. The timely submission of a proposal does not guarantee its inclusion.



Other Matters To Come Before the Special Meeting

     No Board member is aware of any matters that will be presented for action at the Special Meeting other than the matters set forth herein. Should any other matters requiring a vote of shareholders arise, the Proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such Proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of the Trust and the Fund.

     PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.



By order of the Board of Trustees,



/s/ Kathryn L. Quick
--------------------


Kathryn L. Quirk

Secretary

                                  APPENDIX 1


INVESTMENT OBJECTIVES, NET ASSETS UNDER MANAGEMENT AND ADVISORY FEES OF FUNDS ADVISED BY BANKERS TRUST ("BT") WITH SIMILAR INVESTMENT OBJECTIVES AS THE
                                   PORTFOLIO


Bankers Trust Company Proprietary Funds

                                                  Net Assets Under       Advisory Fees
Fund                                             Management 5-31-99      Payable to BT
---                                              ------------------      --------------
S&P Index Funds
---------------
Equity 500 Index Portfolio(a)(b)               $ 6,607,007,085.88            0.075%
Includes the following feeder funds:
 BT Inst'l: Equity 500 Index Fund(c)           $ 2,391,761,781.53
 BT Pyramid Investment Equity 500 Index(d)     $   929,474,411.08
 USAA S&P 500 Index(e)                         $ 2,713,859,248.97
 Amer AADV: S&P 500 -- AMR Class(f)            $   322,610,586.01
 Amer AADV: S&P 500 -- Mileage Fund(f)         $     3,632,960.16
BT Insurance Funds Trust: Equity 500 Index
(Variable Annuity)(a)(g)                       $   111,273,342.87             0.20%

----------------------------
(a) Information pertaining to advisory fees is shown before expense waivers and/or reimbursements, if any, are applied.

(b) Master portfolio not available for direct retail purchase.

(c) Feeder fund available to institutional investors through BT.

(d) Feeder fund available to retail investors through BT.

(e) Feeder fund available to customers of United States Automobile Association and retail public.

(f) Feeder fund available to customers of American Airlines.

(g) Available only through variable annuity products.

              Bankers Trust Company Third Party Sub-Advised Funds



                                 Assets Under
Fund                          Management 5-31-99             Fee Schedule
----                          ------------------             ------------
VALIC -- American                                   A monthly fee computed at
General Series Portfolio                            the annual rate of 0.02% on
Company:                                            the first $2 billion and
                                                    0.01% on assets over $2
Stock Index Fund(a)            $4,624,973,419.19    billion for the Stock Index
                                                    Fund. The Investment Sub-
                                                    Advisory Agreements require
                                                    that each Sub-Adviser
                                                    promptly reduce its monthly
                                                    fee by the amount of any
                                                    commission, tender and
                                                    exchange offer solicitation
                                                    fees, other fees or similar
                                                    payments received by the
                                                    Sub-Adviser, or any
                                                    affiliated person of the
                                                    Sub-Adviser, in connection
                                                    with Sub-Advised Fund
                                                    portfolio transactions.

VALIC -- American                                   With respect to the Stock
General Series Portfolio                            Index Fund, VALIC shall
Company 2:                                          pay to Bankers Trust, a
                                                    monthly fee computed at the
Stock Index Fund(a)          $  12,489,608.16       annual rate of 0.02% of the
                                                    first $2 billion and 0.01% of
                                                    average daily net asset
                                                    values on the excess over $2
                                                    billion.
EQ Advisors Trust:
BT Equity 500 Index                                 0.05% of the Portfolio's
Portfolio(a)                 $ 392,561,486.32       average daily net assets

              Bankers Trust Company Third Party Sub-Advised Funds



                                  Assets Under
Fund                            Management 5-31-99               Fee Schedule
----                            ------------------               -------------
Fidelity:                                              Manager will pay sub-
                                                       adviser a monthly fee
Fidelity Commonwealth                                  computed at an annual rate
Trust:                                                 of 0.006% (0.6 basis points)
Spartan Market Index                                   of the average daily net
Fund                          $  8,573,448,838.36      assets of the Portfolio
                                                       (computed in the manner
                                                       set forth in the Trust's
                                                       Declaration of Trust
                                                       throughout the month.

Variable Insurance
Products Fund II:                                      At an annual rate of 0.006%
Index 500 Portfolio           $  4,624,170,180.40      (0.6 basis points)

Fidelity Concord Street
Trust:
Spartan U.S. Equity Index                              At an annual rate of 0.006%
Fund                          $ 17,202,394,585.66      (0.6 basis points)

Pacific Mutual:                                        A fee is paid at the
Pacific Select Fund                                    beginning of each calendar
Equity Index                                           quarter, based on an annual
Portfolio (a)                                          percentage of the combined
                               $  1,808,280,989.82     daily net assets of the
                                                       Equity Index and
                                                       Small-Cap Index
                                                       Portfolios, according to
                                                       the following schedule,
                                                       subject to a minimum
                                                       annual fee of $100,000:
                                                       0.08% on first $100
                                                       million; 0.04% on next
                                                       $100 million; 0.02% on
                                                       excess.

                               Assets Under
Fund                        Management 5-31-99           Fee Schedule
----                        ------------------           ------------
SunAmerica Asset
Management Corporation:
Seasons Series Trust
Large-Cap Growth                                  0.10%--first $500 million
Portfolio(a)(b)(c)         $ 5,142,375.93         0.03%--over $500 million
Large-Cap Composite                               0.05%--first $500 million
Portfolio(a)(b)(c)         $ 5,308,328.33         0.03%--over $500 million
Large-Cap Value                                   0.10%--first $500 million
Portfolio(a)(b)(c)         $ 5,470,359.19         0.03%--over $500 million


----------------------------
(a) Information pertaining to advisory fees is shown before expense waivers and/or reimbursements, if any, are applied.
(b) Bankers Trust acts as Sub-Advisor of the portion of the portfolio of this fund which invests according to an investment strategy that seeks to replicate a securities index.

(c) For all SunAmerica portfolios listed here, the aggregate annual fees paid to the sub-adviser are subject to the following minimum: first year (April 1999 through March 2000) -- no minimum; second year (April 2000 through March
    2001) -- $300,000 total for the Portfolios combined; third year (April 2001, through March 2002) -- $600,000 total for the Portfolios combined; fourth year (April 2002, through March 2003) -- $850,000 total for the Portfolios combined; Each subsequent year (beginning April 2003) -- $850,000 total for the Portfolios combined.

                                                                       EXHIBIT A


                           NEW SUBADVISORY AGREEMENT

     AGREEMENT made as of the 4th day of June, 1999, between Scudder Kemper Investments, Inc., a Delaware corporation (hereinafter called the "Manager"), and Bankers Trust Company, a New York corporation (hereinafter called the "Subadviser").


                             W I T N E S S E T H:

     WHEREAS AARP Growth Trust (the "Trust") is a Massachusetts business trust organized with one or more series of shares, and is registered as an investment company under the Investment Company Act of 1940 (the "1940 Act"); and

     WHEREAS, the Manager desires to utilize the services of the Subadviser as investment counsel with respect to certain portfolio assets of the Trust; and

     WHEREAS, the Subadviser is willing to perform such services on the terms and conditions hereinafter set forth;

     NOW, THEREFORE, in consideration of the mutual agreements herein contained, it is agreed as follows:

 1. The Subadviser's Services. The Subadviser will serve the Manager as investment counsel with respect to the investment portfolio of AARP U.S. Stock Index Fund (the "Series"), being one of the portfolio series of the Trust, which is under the management of the Manager pursuant to an Investment Management Agreement between the Manager and the Trust dated September 7, 1998.

      The Subadviser is hereby authorized and directed and hereby agrees, subject to the stated investment policies and restrictions of the Series as set forth in the current Prospectus and Statement of Additional Information of the Trust (including amendments) and in accordance with the Fund's Declaration of Trust, as amended, and By-laws governing the offering of its shares and subject to such resolutions as from time to time may be adopted by the Fund's Trustees and furnished to the Subadviser, to develop, recommend and implement such investment program and strategy for the Series as may from time to time be most appropriate to the achievement of the investment objectives of the Series as stated in the aforesaid Prospectus, to provide research and analysis relative to the investment program and investments of the Series, to determine what securities should be purchased and sold and to monitor on a continuing basis the performance of the portfolio securities of the Series. In addition, the Subadviser will place orders for the purchase and sale of portfolio securities and, subject to the provisions of the following paragraph, will take reasonable steps to assure that portfolio transactions are effected to the best price and execution available. The Subadviser will advise the Fund's custodian and the Manager on a prompt basis of each purchase and sale of a portfolio security specifying the name of the issuer, the description and amount or number of shares of the security purchased, the market price, commission and gross or net price, trade date, settlement date and identity of the effecting broker or dealer. From time to time as the Trustees of the Trust or the Manager may reasonably request, the Subadviser will furnish to the Manager, Trust's officers and to each of its Trustees reports on portfolio transactions and reports on assets held in the Series, all in such detail as the Trust or the Manager may reasonably request. The Subadviser will also inform the Manager, Trust's officers and Trustees on a current basis of changes in investment strategy or tactics. The Subadviser will make its officers and employees available to meet with the Manager, Trust's officers and Trustees at least quarterly on due notice to review the investments and investment performance of the Series in the light of the Trust's investment objectives and policies and market conditions. Additionally, the Manager will provide the Subadviser with a list of tobacco producing companies that are subject to the stated restrictions of the Series.

      In using its best efforts to obtain for the Series the most favorable price and execution available, the Subadviser, bearing in mind the Series' best interests at all times, shall consider all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker or dealer involved and the quality of service rendered by the broker or dealer in other transactions. Subject to such policies as the Trustees of the Trust may determine, the Subadviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Series to pay an unaffiliated broker or dealer that provides brokerage and research services to the Subadviser an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Subadviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Subadviser's overall responsibilities with respect to the clients.

      It shall be the duty of the Subadviser to furnish to the Trustees of the Trust such information as may reasonably be requested in order for such Trustees to evaluate this Agreement or any proposed amendments thereto for the purposes of casting a vote pursuant to Section 9 hereof.

      In the performance of its duties hereunder, the Subadviser is and shall be an independent contractor and except as otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent the Trust, the Series or the Manager in any way or otherwise be deemed to be an agent of the Trust, the Series or the Manager.

      In furnishing the services under this Agreement, the Subadviser will comply with the requirements of the 1940 Act applicable to it, and the regulations promulgated thereunder.

 2. Delivery of Documents to Subadviser. The Manager will furnish to the Subadviser copies of each of the following documents:

      (a) The Declaration of Trust of the Trust as in effect on the date hereof;

      (b)  The By-laws of the Trust in effect on the date hereof;

      (c) The resolutions of the Trustees approving the engagement of the Subadviser as subadviser to the Series and approving the form of this agreement;

      (d) The resolutions of the Trustees selecting the Manager as investment manager to the Trust and approving the form of the Investment Management Agreement with the Trust, on behalf of the Series;

      (e) The Investment Management Agreement with the Trust, on behalf of the Series;

      (f) The Code of Ethics of the Trust and of the Manager as currently in effect; and

      (g) Current copies of the Series' Prospectus and Statement of Additional Information.

      The Manager will furnish the Subadviser from time to time with copies, properly certified or otherwise authenticated, of all amendments of or supplements to the foregoing, if any. Such amendments or supplements as to Items (a) though (g) above will be provided within 30 days of the time such materials became available to the Manager and until so provided the Subadviser may continue to rely on those documents previously provided.

      During the term of this Agreement, the Manager also will furnish to the Subadviser prior to use thereof copies of all Trust documents, proxy statements, reports to shareholders, sales literature, or other material prepared for distribution to shareholders of the Series or the public that refer in any way to the Subadviser, and will not use such material if the Subadviser reasonably objects in writing within five business days (or such other time period as may be mutually agreed) after receipt thereof. However, the Manager and the Subadviser may agree amongst themselves that certain of the above-mentioned documents do not need to be furnished to the Subadviser prior to the document's use.

      In the event of termination of this Agreement, the Trust will continue to furnish to the Subadviser copies of any of the above-mentioned materials that refer in any way to the Subadviser. The Trust shall furnish or otherwise make available to the Subadviser such other information relating to the business affairs of the Trust as the Subadviser at any time, or from time to time, reasonably requests in order to discharge its obligations hereunder.

 3. Delivery of Documents to the Manager. The Subadviser has furnished the Manager with copies of each of the following documents:

      (a)  The Subadviser's most recent balance sheet;

      (b) Separate lists of persons who the Subadviser wishes to have authorized to give written and/or oral instructions to Custodians and the fund accounting agent of Trust assets for the Series; and

      (c)  The Code of Ethics of the Subadviser as currently in effect.

      The Subadviser will furnish the Manager from time to time with copies, properly certified or otherwise authenticated, of all material amendments of or supplements to the foregoing, if any. Additionally, the Subadviser will provide to the Manager such other documents relating to its services under this Agreement as the Manager may reasonably request on a periodic basis. Such amendments or supplements as to items (a) through (c) above will be provided within 30 days of the time such materials became available to the Subadviser.

 4. Other Agreements, etc. It is understood that any of the shareholders, Trustees, officers and employees of the Trust or the Series may be a shareholder, director, officer or employee of, or be otherwise interested in, the Subadviser, any interested person of the Subadviser, any organization in which the Subadviser may have an interest or any organization which may have an interest in the Subadviser, any such interested person or any such organization may have an interest in the Trust or the Series. It is also understood that the Subadviser, the Manager and the Trust may have advisory, management, service or other contracts with other individuals or entities, and may have other interests and businesses. When a security proposed to be purchased or sold for the Series is also to be purchased or sold for other accounts managed by the Subadviser at the same time, the Subadviser shall make such purchases or sales on a pro-rata, rotating or other equitable basis so as to avoid any one account's being preferred over any other account.

      The Subadviser may give advice and take action with respect to other funds or clients, or for its own account (collectively, "Other Accounts") which may differ from the advice or the timing or nature of action taken with respect to the Series.

      Nothing in this Agreement shall be implied to prevent the (i) Manager from engaging other subadvisers to provide investment advice and other services in relation to portfolios of the Trust for which the Subadviser does not provide such services, or to prevent the Manager from providing such services itself in relation to such portfolios; or (ii) the Subadviser from providing investment advice and other services to other funds or clients.

 5. Fees, Expenses and Other Charges.

      (a) For its services hereunder, the Subadviser shall be paid a management fee by the Trust according to the fee schedule attached hereto as Schedule A.

      (b) The Subadviser, at its expense, will furnish all necessary investment facilities, including salaries of personnel required for it to execute its duties faithfully.

 6. Confidential Treatment. It is understood that any information or recommendation supplied by the Subadviser in connection with the performance of its obligations hereunder is to be regarded as confidential and for use only by the Manager, the Trust or such persons as the Manager may designate in connection with the Series. It is also understood that any information supplied to the Subadviser in connection with the performance of its obligations hereunder, particularly, but not limited to, any list of securities which, on a temporary basis, may not be bought or sold for the Series, is to be regarded as confidential and for use only by the Subadviser in connection with its obligation to provide investment advice and other services to the Series.

 7. Representations and Covenants of the Parties. The Subadviser hereby acknowledges that it is a "bank" as defined in Section 202(a)(2) of the Investment Advisers Act of 1940 and neither it nor any "affiliated person" of it, as defined in the 1940 Act, is subject to any disqualification that would make the Subadviser unable to serve as an investment adviser to a registered investment company under Section 9 of the 1940 Act. The Subadviser covenants that it will carry out appropriate compliance procedures necessary to the operation of the Series as the Subadviser and the Manager may agree. The Subadviser also covenants that it will manage the Series so that the Trust will qualify as a regulated investment company under Subchapter M of the Internal Revenue Code.

 8. Reports by the Subadviser and Records of the Series. The Subadviser shall furnish the Manager monthly, quarterly and annual reports concerning transactions and performance of the Series, including information required to be disclosed in the Trust's registration statement, in such form as may be mutually agreed, to review the Series and discuss the management of it. The Subadviser shall permit the financial statements, books and records with respect to the Series to be inspected and audited by the Trust, the Manager or their agents at all reasonable times during normal business hours. The Subadviser shall immediately notify and forward to both the Manager and legal counsel for the Trust any legal process served upon it on behalf of the Manager or the Trust. The Subadviser shall promptly notify the Manager of any changes in any information concerning the Subadviser of which the Subadviser becomes aware that would be required to be disclosed in the Trust's registration statement.

     In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Subadviser agrees that all records it maintains for the Trust are the property of the Trust and further agrees to surrender promptly to the Trust or the Manager any such records upon the Trust's or the Manager's request. The Subadviser further agrees to maintain for the Trust the records the Trust is required to maintain under Rule 31a-1(b) insofar as such records relate to the investment affairs of the Trust. The Subadviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records it maintains for the Trust.

 9. Continuance and Termination. This Agreement shall remain in full force and effect through August 31, 2000, and is renewable annually thereafter by specific approval of the Board of Trustees of the Trust or by the affirmative vote of a majority of the outstanding voting securities of the Series. Any such renewal shall be approved by the vote of a majority of the Trustees of the Trust who are not interested persons under the 1940 Act, cast in person at a meeting called for the purpose of voting on such renewal. This agreement may be terminated without penalty at any time by the Trustees, by vote of a majority of the outstanding voting securities of the Series, or by the Manager or by the Subadviser upon 60 days written notice, and will automatically terminate in the event of its assignment by either party to this Agreement, as defined in the 1940 Act, or (provided Subadviser has received prior written notice thereof) upon termination of the Manager's Investment Management Agreement with the Trust.

10. Voting Rights. The Manager shall be responsible for exercising any voting rights of any securities of the Series.

11. Indemnification. The Subadviser agrees to indemnify and hold harmless the Manager, any affiliated person within the meaning of Section 2(a)(3) of the 1940 Act ("affiliated person") of the Manager and each person, if any who, within the meaning of Section 15 of the Securities Act of 1933 (the "1933 Act"), controls ("controlling person") the Manager, against any and all losses, claims damages, liabilities or litigation (including reasonable legal and other expenses), to which the Manager or such affiliated person or controlling person may become subject under the 1933 Act, the 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of Subadviser's responsibilities as portfolio manager of the Series (1) to the extent of and as a result of the willful misconduct, bad faith, or gross negligence by the Subadviser, any of the Subadviser's employees or representatives or any affiliate of or any person acting on behalf of the Subadviser, or (2) as a result of any untrue statement or alleged untrue statement of a material fact contained in a prospectus or statement of additional information covering the Series or the Trust or any amendment thereof or any supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, if such a statement or omission was made in reliance upon written information furnished by the Subadviser to the Manager, the Trust or any affiliated person of the Manager or the Trust expressly for use in the Trust's registration statement, or upon verbal information confirmed by the Subadviser in writing expressly for use in the Trust's registration statement or (3) to the extent of, and as a result of, the failure of the Subadviser to execute, or cause to be executed, portfolio transactions according to the standards and requirements of the 1940 Act; provided, however, that in no case is the Subadviser's indemnity in favor of the Manager or any affiliated person or controlling person of the Manager deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misconduct, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

      The Manager agrees to indemnify and hold harmless the Subadviser, any affiliated person within the meaning of Section 2(a)(3) of the 1940 Act ("affiliated person") of the Subadviser and each person, if any who, within the meaning of Section 15 of the 1933 Act, controls ("controlling person") the Subadviser, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Subadviser or such affiliated person or controlling person may become subject under the 1933 Act, the 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of the Manager's responsibilities as investment manager of the Series (1) to the extent of and as a result of the willful misconduct, bad faith, or gross negligence by the Manager, any of the Manager's employees or representatives or any affiliate of or any person acting on behalf of the Manager, or (2) as a result of any untrue statement or alleged untrue statement of a material fact contained in a prospectus or statement of additional information covering the Series or the Trust or any amendment thereof or any supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, if such a statement or omission was made by the Trust other than in reliance upon written information furnished by the Subadviser, or any affiliated person of the Subadviser, expressly for use in the Trust's registration statement or other than upon verbal information confirmed by the Subadviser in writing expressly for use in the Trust's registration statement; provided, however, that in no case is the Manager's indemnity in favor of the Subadviser or any affiliated person or controlling person of the Subadviser deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misconduct, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

12. Certain Definitions. For the purposes of this Agreement, the "vote of a majority of the outstanding voting securities of the Series" means the affirmative vote, at a duly called and held meeting of shareholders of the Series, (a) of the holders of 67% or more of the shares of the Series present (in person or by proxy) and entitled to vote at such meeting, if the holders of more than 50% of the outstanding shares of the Series entitled to vote at such meeting are present in person or by proxy, or (b) of the holders of more than 50% of the outstanding shares of the Series entitled to vote at such meeting, whichever is less.

      For the purposes of this Agreement, the terms "interested person" and "assignment" shall have their respective meanings defined in the 1940 Act, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under said Act.

      For the purposes of this Agreement, the terms "assets", "net assets", "securities", "portfolio securities" or "investments" of the Series shall mean, respectively, such assets, net assets, securities, portfolio securities or investments which are from time to time under the management of the Subadviser pursuant to this Agreement.

13. Notices. All notices or other communications required or permitted to be given hereunder shall be in writing and shall be delivered or sent by pre-paid first class letter post to the following addresses or to such other address as the relevant addressee shall hereafter notify for such purpose to the others by notice in writing and shall be deemed to have been given at the time of delivery.

      If to the Manager:     SCUDDER KEMPER INVESTMENTS, INC.
                             345 Park Avenue
                             New York, NY 10154
                             Attention: Lisa A. Sheeler

      If to the Trust:       AARP GROWTH TRUST
                             AARP U.S. STOCK INDEX FUND
                             Two International Place
                             Boston, MA 02110
                             Attention: Linda C. Coughlin

      If to the Subadviser:    BANKERS TRUST COMPANY
                               Global Investment Management
                               One Bankers Trust Plaza
                               New York, New York 10006
                               Attention: Frank R. Salerno

14. Instructions. The Subadviser is authorized to honor and act on any notice, instruction or confirmation given by the Trust or Manager in writing signed or sent by one of the persons whose names, addresses and specimen signatures will be provided by the Trust or Manager from time to time.

15. Law. This Agreement is governed by and shall be construed in accordance with the laws of the State of New York in a manner not in conflict with the provisions of the 1940 Act.

16. Limitation of Liability of the AARP Mutual Funds, Trustees, and Shareholders. It is understood and expressly stipulated that none of the trustees, officers, agents, or shareholders of any AARP Mutual Fund shall be personally liable hereunder. It is understood and acknowledged that all persons dealing with any AARP Mutual Fund must look solely to the property of such AARP Mutual Fund for the enforcement of any claims against such AARP Mutual Fund as neither the trustees, officers, agents or shareholders assume any personal liability for obligations entered into on behalf of any AARP Mutual Fund. No AARP Mutual Fund shall be liable for the obligations or liabilities of any other AARP Mutual Fund. No series of any AARP Mutual Fund, if any, shall be liable for the obligations of any other series.

17. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, and all such counterparts shall constitute a single instrument.

      IN WITNESS WHEREOF, the parties hereto have each caused this instrument to be signed in duplicate on its behalf by the officer designated below thereunto duly authorized.




                                            SCUDDER KEMPER
                                            INVESTMENTS, INC.

    Attest: --------------------------      By ------------------------------
                                               Name:
                                               Title:

                                            BANKERS TRUST COMPANY

    Attest: --------------------------      By ------------------------------
                                               Name:
                                               Title:

                     Schedule A to the Subadvisory Agreement
                for the AARP U.S. Stock Index Fund (the "Series")
        dated as of June 4, 1999 between Scudder Kemper Investments, Inc.
                            and Bankers Trust Company


                                  FEE SCHEDULE

As compensation for its services described herein, Bankers Trust Company shall receive a fee based on a percentage of average net assets calculated according to the following annualized fee schedule:




                Series Assets                   Annualized Rate
                -------------                   ----------------
     On the first          $100 million        0.07 of 1%
     On the next           $100 million        0.03 of 1%
     On the balance over   $200 million        0.01 of 1%

                           Minimum annual fee: $75,000




The above fees exclude all custody charges. Valuations are made based on the market value of assets held in the Account at the end of each calendar month, and fees are charged quarterly in arrears based on one-fourth of the annual fee. Fees will be prorated appropriately if Bankers Trust Company does not perform services for a full quarter.

[AARP Investment Program
     from SCUDDER LOGO]


       For more information, contact your fund's agent at 1-800-895-1068.















                                                                      AARP STOCK

                            INTENTIONALLY LEFT BLANK

                               FORM OF PROXY CARD


           Please fold and detach card at perforation before mailing.


                           AARP U.S. STOCK INDEX FUND
                                AARP Growth Trust
                             Two International Place
                           Boston, Massachusetts 02110


                  PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
                         9:30 a.m., on October 13, 1999

     The undersigned hereby appoints Carnelia M. Small, Kathryn L. Quirk and John Millette, and each of them, the proxies of the undersigned, with the power of substitution to each of them, to vote all shares of the AARP U.S. Stock Index Fund (the "Fund") which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at the offices of Scudder Kemper Investments, Inc., Two International Place, Boston, Massachusetts 02110, on Ocotober 13, 1999 at 9:30 a.m., Eastern time, and at any adjournments thereof.


PLEASE SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS
REQUIRED.

                                             Dated _________________, 1999

                                             Please sign exactly as your
                                             name or names appear. When
                                             signing as attorney,
                                             executor, administrator,
                                             trustee or guardian, please
                                             give your full title as
                                             such.

                                             -----------------------------------


                                             -----------------------------------
                                             Signature(s) of Shareholder(s)


--------------------------------------------------------------------------------


      [AARP Investment Program from Scudder Logo]
      P.O. Box 2540, Boston, MA 02208-2540

      YOUR VOTE IS IMPORTANT, PLEASE SIGN, DATE AND MAIL THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE, NO POSTAGE IS REQUIRED.

           Please fold and detach card at perforation before mailing.



UNLESS OTHERWISE SPECIFIED IN THE SQUARES PROVIDED, THE UNDERSIGNED'S VOTE WILL BE CAST FOR THE ITEM LISTED BELOW.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE AARP GROWTH
        TRUST. THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE PROPOSAL.

                   Please vote by filling in the boxes below.

         To approve a new subadvisory
         agreement between Scudder Kemper
         Investments, Inc. and Bankers            [ ]         [ ]         [ ]
         Trust Company.                           FOR       AGAINST     ABSTAIN

THE PROXIES ARE AUTHORIZED TO VOTE IN THEIR DISCRETION ON ANY OTHER BUSINESS WHICH MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS THEREOF.



          [AARP Investment Program from Scudder Logo]
          P.O. Box 2540, Boston, MA 02208-2540

          YOUR VOTE IS IMPORTANT. PLEASE SIGN, DATE AND MAIL THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED.